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                                                                 EXHIBIT 23.1




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 2001 Broad-Based Stock Option Plan of Luminex Corporation of our report dated January 29, 2002, with respect to the consolidated financial statements of Luminex Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.



                                                    /s/ Ernst & Young LLP


Austin, Texas
May 7, 2002